SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 7, 2013

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Inergy Midstream, L.P. (“NRGM”) filed with the Securities and Exchange Commission on June 7, 2013 (the “Original Filing”). This Amendment No. 1 is being filed to update certain required pro forma financial information of NRGM included in the Original Filing.

The unaudited pro forma financial information of NRGM is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of NRGM is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013

•	Notes to unaudited pro forma condensed combined consolidated financial statements

(d) Exhibits

Exhibit No.	Description

99.1	Inergy Midstream, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

	By:	NRGM GP, LLC,
its General Partner

Date: August 28, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Inergy Midstream, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information.